Exhibit 99.1
Filed by Benihana Inc. Pursuant to Rule 425
Under the Securities Act of 1933
and Deemed Filed Pursuant to Rule 14a-12(b)
Under the Securities Exchange Act of 1934
Subject Company: Benihana Inc.
Exchange Act File No. 0-26396

Benihana Inc. Proposes Elimination of Dual-Class Common Stock Structure and Termination of Shareholder Rights Plan; Reaffirms Commitment to Maximizing Stockholder Value through Renewal Program

MIAMI, May 13, 2011 – Benihana Inc. (NASDAQ: BNHN; BNHNA), operator of the nation’s largest chain of Japanese theme and sushi restaurants, today reaffirmed its commitment to maximizing stockholder value by capitalizing on the Company’s opportunities through continued execution of the Company’s Renewal Program and the proposed elimination of its dual-class common stock structure and termination of its Shareholder Rights Plan.

As previously announced, in July 2010, the Company’s Board of Directors commenced a review of strategic alternatives available to the Company, including a possible sale of the Company, in order to maximize stockholder value. Reflecting the Board’s view of the long-term opportunities for the business, the Board has terminated the possible sale process and approved the following strategic alternatives:

First, the Company will submit to its stockholders for their approval a proposal to reclassify each share of Class A Common Stock of the Company into one share of Common Stock, thereby eliminating the Company’s dual-class common stock structure. Stockholders of record as of May 23, 2011 will be entitled to vote on the reclassification proposal.  The Company will call a special meeting of stockholders for such purpose as soon as practicable.

Second, the Board has amended the Company’s Shareholder Rights Plan to expire automatically when and if the reclassification of the Class A Common Stock becomes effective.

The Board believes that these actions will enhance the Company's investment profile by, among other things, providing investors with greater liquidity, aligning voting interests with economic interests and simplifying the capital structure.

The Renewal Program, which Benihana's management team designed and continues to implement, has been successful to date. The Company’s marketing efforts have proven effective, as shown by its successful promotion of The Chef’s Table, which has approximately 1.7 million members and has driven traffic and volume at the Company’s Teppanyaki restaurants. The Company has also demonstrated sustained gains in guest traffic, guest satisfaction and third-party quality ratings.

Benihana indicated that these improvements have driven stronger sales and profitability, including:
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Growth in comparable restaurant sales in fifteen consecutive four-week periods, with Teppanyaki leading that improvement and RA Sushi recently recording its fifth consecutive four-week period of growth.

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Increases in total restaurant sales and Company-wide comparable restaurant sales of 5.8% to $26.7 million from $25.3 million in the most recent four-week period ended April 24, 2011, led by a 9.0% comparable sales increase at Teppanyaki driven by an 8.7% traffic gain.

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For the most recent fiscal quarter ended January 2, 2011, compared with the prior year’s third quarter, increases in total restaurant sales of 3.6% and total comparable restaurant sales of 4.4%, led by an increase at Teppanyaki of 7.3%. The Company delivered restaurant-level income from operations (excluding non-cash impairment charges) of $7.0 million, compared to $4.8 million in the prior year.

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A strong balance sheet resulting from the Company’s combination of restaurant sales growth and control of expenses, with a significant reduction in its debt level to approximately $409,000 as of May 11, 2011 from as high as $35.7 million as of fiscal period ended November 8, 2009 in the early stages of the Renewal Program

Benihana also noted the attractive growth characteristics of the markets for Asian cuisine and sushi, as demonstrated by sushi’s 8% annual compound sales growth from 2005 to 2009, as well as the fact that the full service Asian segment was the only category whose sales grew during 2009, according to independent industry research.

Richard C. Stockinger, Chairman, Chief Executive Officer and President, said, “Benihana’s effective execution of the Renewal Program has dramatically improved our operating performance and profitability, generating significant stockholder value in the process, and has laid a strong foundation for our future business. Moreover, we can make even more progress by continuing to drive the strategy, leverage the work we have done, and exploit our attractive market opportunity.

“The Board has determined that the actions we are announcing today are in the best interests of the Company and its stockholders and are integral to our long-term growth.  We look forward to increasing our efforts to communicate with current and prospective stockholders about the Benihana story, and the opportunity we see ahead for our business,” Mr. Stockinger concluded.

About Benihana
Headquartered in Miami, Benihana Inc. (NASDAQ GS: BNHN, BNHNA) is the nation's leading operator of Japanese theme and sushi restaurants with 96 restaurants nationwide, including 63 Benihana restaurants, eight Haru sushi restaurants, and 25 RA Sushi restaurants. In addition, 20 franchised Benihana restaurants are operating in the United States, Latin America and the Caribbean. To learn more about Benihana Inc. and its three restaurant concepts, please view the corporate video at www.benihana.com/about/video.

In connection with the proposed reclassification, the Company will file a registration statement with the Securities and Exchange Commission.  The Company’s stockholders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information. The final proxy statement/prospectus will be mailed to the Company’s stockholders.  Investors will be able to obtain a free copy of the documents filed with the SEC by the Company at the SEC’s website http://www.sec.gov.  In addition, investors will be able to obtain a free copy of the relevant documents filed by the Company online at the Investor Relations section of www.benihana.com/about.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The Company and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in respect of the reclassification proposal.  Information regarding the interests, if any, of such potential participants will be available in the registration statement and proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Safe Harbor Statement
Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of the Benihana, including, without limitation: risks related to Benihana’s business strategy, including the Renewal Program and marketing programs; risks related to Benihana’s ability to operate successfully in the current challenging economic environment; risks related to Benihana’s efforts to strengthen its Benihana Teppanyaki concept and build its RA Sushi and Haru brands; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. Past performance may not be indicative of future results. Although Benihana believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. In addition to the risks and uncertainties set forth above, investors should consider the risks and uncertainties discussed in Benihana’s filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in such filings. Benihana does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Investor Contact
Donna Ackerly
Georgeson
(212) 440-9837

Media Contact
Jeremy Fielding/Adam Weiner/James David
Kekst and Company
(212) 521 4800

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